SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2003

Array BioPharma Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31979	84-1460811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 Walnut Street, Boulder, Colorado		80301
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 381-6600

(Former Name or Former Address, if Changed Since Last Report)

ITEM 9.  REGULATION FD DISCLOSURE

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 5, 2003, the registrant issued a press release reporting financial results for the third quarter of fiscal year 2003, the full text of which is attached hereto as Exhibit 99.1. This information is also being furnished pursuant to Item 12 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARRAY BIOPHARMA INC.

Date: May 5, 2003	By:	/s/ Robert E. Conway
Robert E. Conway
Chief Executive Officer

Exhibit No.

99.1	Press release dated May 5, 2003 entitled “Array BioPharma Reports Financial Results For The Third Quarter Of Fiscal 2003”